Execution Version

EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 30, 2022, by and among VINCE, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors signatory hereto, PLC AGENT LLC, as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Agent”) and each of the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of September 7, 2021 (as amended, restated, amended and restated, supplemented, modified, or otherwise in effect from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Borrower, the Guarantors, the Agent and the undersigned Lenders, which constitute all Lenders as of the date hereof, wish to amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Definitions.

Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5, effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
Amendments to Section 1.01 (Defined Terms).

(i) The definition of “Accelerated Borrowing Base Delivery Event” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition thereof in its entirety as follows:

“Accelerated Borrowing Base Delivery Event” means the period beginning on the First Amendment Effective Date and all times thereafter.

(ii) The definition of “Availability Reserves” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition thereof in its entirety as follows:

“Availability Reserves” as defined under the ABL Credit Agreement after giving effect to any amendment or modification of such definition or any component definitions (or any sub-component definitions) thereof to the extent such amendment or modification is permitted under the terms of the Intercreditor Agreement.

(iii) Clause (e) of the definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

“(e) the ABL Borrowing Base solely attributable to the assets of the Borrower (and, for certainty, excluding the assets of each other Loan Party) (determined without giving effect to (i) the Term Loan Reserve or (ii) any Reserves).”

(iv) The definition of “Eligible Credit Card Receivables” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately at the end of such definition:

“; provided further that, notwithstanding anything to the contrary herein or in the ABL Credit Agreement, at all times after the First Amendment Effective Date, in no event shall any Credit Card Receivables payable to any of the Taylor/Parker Companies constitute “Eligible Credit Card Receivables” under this Agreement or any other Loan Document.”

(v) The definition of “Eligible In-Transit Inventory” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately at the end of such definition:

“; provided further that, notwithstanding anything to the contrary herein or in the ABL Credit Agreement, at all times after the First Amendment Effective Date, in no event shall In-Transit Inventory owned by any of the Taylor/Parker Companies constitute “Eligible In-Transit Inventory” under this Agreement or any other Loan Document.”

(vi) The definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately at the end of such definition:

“; provided further that, notwithstanding anything to the contrary herein or in the ABL Credit Agreement, at all times after the First Amendment Effective Date, in no event shall any Inventory owned by any of the Taylor/Parker Companies constitute “Eligible Inventory” under this Agreement or any other Loan Document.”

(vii) The definition of “Eligible Trade Receivables” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately at the end of such definition:

“; provided further that, notwithstanding anything to the contrary herein or in the ABL Credit Agreement, at all times after the First Amendment Effective Date, in no event shall any Account payable to any of the Taylor/Parker Companies constitute “Eligible Trade Receivables” under this Agreement or any other Loan Document.”

(b)
Further Amendments to Section 1.01 (Defined Terms). The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment Fee Installment 2” has the meaning specified in the First Amendment Fee Letter.

“First Amendment” means the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, by and among, the Loan Parties, the Lenders party thereto and the Agent.

“First Amendment Effective Date” means September 30, 2022.

“First Amendment Fee Letter” means that certain First Amendment Fee Letter dated as of the First Amendment Effective Date between the Borrower and the Agent.

“Parker Intellectual Property Assets” means the Intellectual Property owned by Parker Holding, LLC and Parker Lifestyle, LLC.

“Parker Intellectual Property Sale” means the sale of Parker Intellectual Property Assets in accordance with Section 6 of the First Amendment and on terms and conditions reasonably acceptable to the Agent.

“Taylor Intellectual Property Assets” means the Intellectual Property owned by Rebecca Taylor, Inc., Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited.

“Taylor Intellectual Property Sale” means the sale of Taylor Intellectual Property Assets in accordance with each of the Taylor Liquidation Agreement and Section 6 of the First Amendment and otherwise on terms and conditions reasonably acceptable to the Agent.

“Taylor Liquidation” means the sale of all inventory and furniture, fixtures and equipment owned by Rebecca Taylor, Inc., Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited pursuant to and in accordance with the Taylor Liquidation Agreement and on terms and conditions reasonably acceptable to the Agent.

“Taylor Liquidation Agreement” means that certain letter agreement dated on or about the First Amendment Effective Date between certain of the Loan Parties and Hilco Merchant Resources, LLC.

“Taylor Liquidation Budget” means that certain “Rebecca Taylor Wind Down Budget Summary” delivered to the Agent on or prior to the First Amendment Effective Date prepared by Berkeley Research Group, in form and substance (and with detail) reasonably satisfactory to Agent.

“Taylor/Parker Companies” means, collectively, Rebecca Taylor, Inc., Parker Holding, LLC, Parker Lifestyle, LLC, Rebecca Taylor Retail Stores, LLC and Rebecca Taylor Design Limited.

(c) Amendment to Section 2.06 (Mandatory Prepayments). Section 2.06 of the Credit Agreement is hereby amended by (i) deleting the “[reserved]” in clause (c) of such Section and (ii) replacing with the following:

“(c) Notwithstanding anything to the contrary set forth in this Agreement (including, without limitation, clause (a) of this Section 2.06 and Section 8.03) and any other Loan Document, if the Borrower has received Net Cash Proceeds from the Disposition of Parker Intellectual Property Assets and/or Taylor Intellectual Property Assets, the Borrower shall make a prepayment of the Obligations in an amount equal to 100% of such Net Cash Proceeds and any such amounts shall be applied by the Agent against the Obligations in the following order: (i) first, to payment of the Obligations constituting unpaid principal of the Term Loans and the Early Termination Fee (if applicable) until the aggregate amount of payments received under this clause (i) equals $2,000,000 (exclusive of any Early Termination Fee), ratably among the Lenders in proportion to the respective amounts described in this clause (i) payable to them; (ii) second, (x) to the Loan Parties in the amount and to the extent the Amendment Fee Installment 2 has been paid to the Agent prior to the date of such Disposition; (y) to payment of the Obligations constituting the unpaid Amendment Fee Installment 2 (or any portion thereof) (to the extent such Amendment Fee Installment 2 (or any portion thereof) is earned and due and payable in accordance with the First Amendment Fee Letter; and (z) to the Agent in an amount equal to the Amendment Fee Installment 2 (or any portion thereof) which is earned but not yet due and payable in accordance with the First Amendment Fee Letter, which amount the Agent shall apply as a prepayment of the Amendment Fee Installment 2 (or any portion thereof); (iii) third, to payment of the Obligations constituting unpaid principal of the Term Loans and the Early Termination Fee (if applicable), ratably among the Lenders in proportion to the respective amounts described in this clause (iii) payable to them; and (iv) last, the balance, if any, after Payment in Full of all of the Obligations, to the Loan Parties or as otherwise required by Requirement of Law.”

(d) Amendment to Section 2.09 (Fees). Section 2.09 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“2.09 Fees. The Borrower shall pay to the Agent and the Lenders for their own respective accounts fees in the amounts and at the times specified in the Fee Letter and the First Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.”

(e) Amendment to Section 7.04 (Fundamental Changes). Section 7.04 of the Credit Agreement is hereby amended by (i) replacing the “; and” with “;” at the end of clause (f), (ii) replacing the period (“.”) with “; and” at the end of clause (g) and (iii) adding the following new clause (h) immediately after clause (g) as follows:

“(h) the Loan Parties may effect the Parker Intellectual Property Sale, the Taylor Liquidation and the Taylor Intellectual Property Sale.”

(f) Amendment to Section 7.05 (Dispositions). Section 7.05 of the Credit Agreement is hereby amended by:

(1) (i) replacing the “; and” with “;” at the end of clause (q), (ii) replacing the period (“.”) with “; and” at the end of clause (r) and (iii) adding the following new clause (s) immediately after clause (r) as follows:

“(s) the Loan Parties may effect the Parker Intellectual Property Sale, the Taylor Liquidation and the Taylor Intellectual Property Sale.”

(2) amending and restating the final sentence of such Section 7.05 in its entirety as follows:

“Notwithstanding anything to the contrary contained in this Section 7.05 (other than Section 7.05(a), Section 7.05(b)(ii), Section 7.05(k) or Section 7.05(s)), no Borrower Intellectual Property that is Term Priority Collateral shall be included in any Disposition to any Person that is not a Loan Party.”

(g) Amendment to Section 7.18 (Availability Covenant). Section 7.18 of the Credit Agreement is hereby amended by amending and restating such Section 7.18 in its entirety as follows:

“7.18 Availability Covenant. Permit ABL Excess Availability to be less than (a) during the period from the First Amendment Effective Date through and including December 29, 2022, the result of (i) the greater of (x) $9,500,000 and (y) 10% of the ABL Commitments, minus (ii) the amount (if any, but not less than zero) by which the amount of the ABL Borrowing Base solely attributable to the assets of the Borrower (and, for certainty, excluding the assets of each other Loan Party) exceeds the aggregate ABL Commitments (but in no event shall the amount under this clause (a)(ii) exceed $5,000,000) and (b) at all other times, the greater of (x) $9,500,000 and (y) 10% of the ABL Commitments at any time.”

(h) Amendment to Section 8.01 (Events of Default). Section 8.01(b) of the Credit Agreement is hereby amended by deleting the text “(after a two (2) Business Day grace period if an Accelerated Borrowing Base Delivery Event described in clause (ii) of the definition thereof has occurred and is continuing; provided that, if no such Accelerated Borrowing Base Delivery Event has occurred and is continuing, the applicable grace period shall be five (5) Business Days)” appearing therein.

(i) Amendment to Section 10.01 (Amendments and Waivers). Section 10.01(a) of the Credit Agreement is hereby amended by amending and restating clause (ii) in the last paragraph of such Section 10.01(a) in its entirety as follows:

“(ii) each of the Fee Letter and the First Amendment Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, and”

SECTION 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived) (the “First Amendment Effective Date”):

(a)
execution and delivery of this Amendment by the Borrower, each Guarantor, the Agent and the Lenders;
(b)
all action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the other Loan Parties of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent, including an officer’s certificate, dated as of the date hereof, certifying as to and (as applicable) attaching the Loan Parties’ organization documents (which to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority) or certifying as to no changes thereto since such documents were last delivered, the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party, and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;
(c)
the Agent shall have received UCC, tax lien, litigation, bankruptcy and intellectual property searches from all offices that Agent deems appropriate in its reasonable discretion;
(d)
the Borrower shall have paid any fees required to be paid to the Agent and the Lenders on the First Amendment Effective Date, including pursuant to the First Amendment Fee Letter and with respect to any fees, charges and disbursements of counsel for the Agent;
(e)
the Agent shall have received that certain First Amendment to Intercreditor Agreement, dated as of the First Amendment Effective Date, executed by the Agent, ABL Agent and acknowledged by the Loan Parties, in form and substance reasonably satisfactory to the Agent;
(f)
the Agent shall have received the First Amendment Fee Letter executed by the Borrower and the Agent;
(g)
the Agent shall have received a Borrowing Base Certificate dated as of the date hereof executed by a Responsible Officer of the Borrower and which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by Agent, which shall be prepared in all respects in a manner reasonably acceptable to the Agent;
(h)
the Agent shall have received the Taylor Liquidation Agreement executed by the Loan Parties and Hilco Merchant Resources, LLC;
(i)
the Agent shall have received a certified copy of the Taylor Liquidation Budget in form and substance reasonably satisfactory to Agent;
(j)
the Agent shall have received the First Amendment to Amended and Restated Credit Agreement executed by the ABL Agent, the Lenders (as defined in the ABL Credit Agreement) and the Borrowers and Guarantors, in form and substance reasonably satisfactory to the Agent;
(k)
the Agent shall have received the Second Amendment to Credit Agreement executed by SK Financial Services, LLC, the Lenders (as defined in the Third Lien Credit Agreement) and the Borrowers and Guarantors, in form and substance reasonably satisfactory to the Agent (the “Third Lien Amendment”); and
(l)
the Agent shall have received such other assurances, certificates or documents as the Agent may reasonably require.

SECTION 4. [Reserved].

SECTION 5. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower and each other Loan Party represents and warrants to the Agent and the Lenders on and as of the First Amendment Effective Date that, in each case:

(a) all of the representations and warranties contained in the Amended Credit Agreement or the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and

(b) no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date or would result from the transactions contemplated by this Amendment.

SECTION 6. Covenants.

(a) The Borrower shall furnish to the Agent, in form and detail reasonably satisfactory to the Agent, on a weekly basis, by not later than 11:00 am (ET) on Wednesday of each week, (i) a variance report, in form and substance reasonably satisfactory to Agent, comparing data and information from the Taylor Liquidation to the Taylor Liquidation Budget and (ii) a budget variance report, in a form reasonably satisfactory to the Agent, comparing the applicable Taylor/Parker Companies’ actual cash receipts and disbursements on a line item basis for the immediately preceding week in the Taylor Liquidation Budget as compared to projected cash receipts and disbursements for such week as set forth in the Taylor Liquidation Budget.

(b) The Borrower shall at no time allow aggregate total operating disbursements of the applicable Taylor/Parker Companies during any rolling four (4) week period to be greater than 115% of the forecasted aggregate total operating disbursements for such period as set forth in the Taylor Liquidation Budget.

(c) The Loan Parties shall use reasonable best efforts to complete the Taylor Liquidation on or before January 31, 2023.

(d) In connection with the Taylor Intellectual Property Sale: (1) the Agent (including its representatives) is hereby authorized to communicate directly with the Intellectual Property liquidator regarding any and all matters related to the Taylor Intellectual Property Sale so long as, in each case to the extent reasonably practical, the Loan Parties are copied on any such written communication and are provided with notice and a reasonable opportunity to participate in any live discussions; (2) the Loan Parties shall promptly (but in any event within three (3) Business Days after its receipt thereof) deliver to the Agent copies and drafts of all written offers and letters of intent, asset purchase agreements and other material documents received by the Loan Parties relating to the Taylor Intellectual Property Sale; and (3) on or before December 23, 2022, the applicable Taylor/Parker Companies shall have consummated the Taylor Intellectual Property Sale and shall have applied the net proceeds thereof to the Obligations (subject to the terms of the Intercreditor Agreement).

(e) The Loan Parties will use commercially reasonable efforts to consummate the Parker Intellectual Property Sale as quickly as practicable; provided that the Parker Intellectual Property Sale may be conducted in a manner and on a delayed timeline (including upon the advice of the Intellectual Property liquidator engaged to assist with same) so as not to interfere with, or diminish the value of the assets subject to, the Taylor Intellectual Property Sale or the Taylor Liquidation.

(f) If the Taylor Intellectual Property Assets are sold or otherwise disposed of prior to the completion of the Taylor Liquidation, then, as a condition to such sale, such sale shall include an irrevocable, unconditional license to and right to use (without the payment of any royalty or any other amount) the Taylor Intellectual Property Assets in favor of the Agent, the Loan Parties and Hilco Merchant Resources, LLC to sell or otherwise dispose of the assets and properties of the applicable Taylor/Parker Companies (including pursuant to the Taylor Liquidation), all on terms and conditions reasonably acceptable to the Agent.

(g) No Loan Party shall amend or otherwise modify the Taylor Liquidation Agreement or the Taylor Liquidation Budget, in each case without the prior written consent of the Agent (not to be unreasonably withheld).

(h) Each Loan Party hereby acknowledges and agrees that the Agent may, in its Permitted Discretion and at the Loan Parties’ sole cost and expense as set forth below, from and after November 1, 2022, engage a financial advisor (the “Consultant”) (which engagement may be made jointly between the Agent and the ABL Agent). Each Loan Party hereby agrees to (i) give Agent, the Consultant and their Representatives reasonable access during normal business hours to the offices, properties, officers, employees, accountants, auditors, counsel and other Representatives of the Loan Parties and to the books and records of the Loan Parties, (ii) furnish to each of Agent, the Consultant and their Representatives such financial, operating and property related data and other information as such persons reasonably request, and (iii) instruct any Loan Party’s management, employees, advisors, consultants and financial advisors to cooperate reasonably with the Consultant and its Representatives in respect of the aforementioned clauses (i) and (ii). For purposes of this clause (h), the term “Representatives” shall mean each of the Loan

Parties’, Agent’s and the Consultant’s, as applicable, respective employees, agents, advisors and consultants and any appraiser, field auditor, other financial advisor, accountant, legal counsel, agent or other expert retained by or acting on behalf of Agent, the Consultant or the Loan Parties. The Loan Parties agree and acknowledge that all fees, costs and expenses of the Consultant are and shall be required to be reimbursed under and in accordance with Section 10.04 of the Credit Agreement.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents; Ratification.

(a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b) The Amended Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c) The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as explicitly set forth herein, and (ii) nothing in this Amendment shall affect or limit Agent’s or the Lenders’ right to demand payment of liabilities owing from Borrower to Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Amended Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Amended Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Amended Credit Agreement or the other Loan Documents.

(d) Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Amended Credit Agreement and the other Loan Documents to which it is a party effective as of the First Amendment Effective Date.

SECTION 8. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this

Amendment.

SECTION 10. Electronic Execution. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act, the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

SECTION 11. Release. BY EXECUTION OF THIS AMENDMENT, EACH LOAN PARTY ACKNOWLEDGES AND CONFIRMS THAT SUCH LOAN PARTY DOES NOT HAVE ANY OFFSETS, DEFENSES (OTHER THAN FOR PAYMENT ACTUALLY MADE), CLAIMS OR COUNTERCLAIMS OF THE TYPE THAT ARE SUBJECT TO THE RELEASE IN THE IMMEDIATELY SUCCEEDING SENTENCE AGAINST AGENT, ANY LENDER, OR ANY OF THEIR SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, PREDECESSORS, SUCCESSORS OR PERMITTED ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) WHETHER ASSERTED OR UNASSERTED. EACH LOAN PARTY AND ITS SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS, EMPLOYEES, AGENTS, HEIRS AND EXECUTORS, AS APPLICABLE (COLLECTIVELY, “RELEASING PARTIES”), JOINTLY AND SEVERALLY, RELEASE AND FOREVER DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, SUITS, DEBTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXECUTIONS, CLAIMS, COUNTERCLAIMS AND DEMANDS (“CLAIMS”) WHATSOEVER, ASSERTED OR UNASSERTED, IN LAW OR IN EQUITY WHICH THE RELEASING PARTIES EVER HAD OR NOW HAVE UPON OR BY REASON OF ANY MANNER, CAUSE, CAUSES OR THING WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY PRESENTLY EXISTING CLAIMS WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED, IN EACH CASE RELATED TO THE LOAN DOCUMENTS AND BASED ON FACTS THAT ARE EXISTING ON OR BEFORE THE FIRST AMENDMENT EFFECTIVE DATE; PROVIDED, THAT, WITH RESPECT TO ANY RELEASED PARTY, THE FOREGOING RELEASE SHALL NOT APPLY TO (X) ANY CLAIMS ARISING AS A

RESULT OF NONCOMPLIANCE WITH, OR OTHER MATERIAL BREACH BY, SUCH RELEASED PARTY OF THIS AMENDMENT, (Y) ANY CLAIMS RESULTING FROM SUCH RELEASED PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BAD FAITH OR (Z) ANY CLAIMS ARISING FROM DISPUTES ARISING SOLELY AMONG THE RELEASED PARTIES THAT DO NOT INVOLVE ANY ACT OR OMISSION BY ANY RELEASING PARTY OR ITS AFFILIATES (other than a dispute against the Agent in its capacity as such). THE PROVISIONS OF THIS SECTION 11 SHALL SURVIVE THE TERMINATION OF THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE PAYMENT IN FULL OF THE OBLIGATIONS.

SECTION 12. Miscellaneous. Sections 10.04, 10.10, 10.12, 10.14, 10.15 and 10.16 of the Amended Credit Agreement are incorporated herein mutatis mutandis. This Amendment shall constitute a Loan Document. Notwithstanding anything to the contrary contained in Section 8.01 of the Amended Credit Agreement, any breach or default of any term or covenant under this Amendment (including the covenants contained in Section 6) shall constitute an immediate Event of Default under Section 8.01 of the Amended Credit Agreement (without any grace period).

SECTION 13. Amendment to Third Lien Credit Agreement. Notwithstanding any of the restrictions set forth in the Third Lien Subordination Agreement, including, without limitation, Section 9 thereof, each of the undersigned hereby acknowledges and consents to the execution, delivery and performance of the Third Lien Amendment and the amendments and modifications to the Third Lien Credit Agreement effected by the Third Lien Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

VINCE, LLC, as Borrower

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

VINCE INTERMEDIATE HOLDING, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

VINCE HOLDING CORP., as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

REBECCA TAYLOR, INC., as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

[Vince – Signature Page to First Amendment]

PARKER HOLDING, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

REBECCA TAYLOR rETAIL STORES, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

PARKER LIFESTYLE, LLC, as a Guarantor

By: /s/ David Stefko

Name: David Stefko

Title: Chief Financial Officer

[Vince – Signature Page to First Amendment]

PLC AGENT LLC, as the Agent

By: Pathlight Capital LP, its Sole Member

By: Pathlight GP LLC, its General Partner

By: /s/ Christopher A. Arnold

Name: Christopher A. Arnold
Title: Managing Director

PATHLIGHT CAPITAL FUND I LP, as a Lender

By: Pathlight Partners GP LLC, its General Partner

By: /s/ Christopher A. Arnold

Name: Christopher A. Arnold
Title: Managing Director

PATHLIGHT CAPITAL FUND II LP, as a Lender

By: Pathlight Partners II GP LLC, its General Partner

By: /s/ Christopher A. Arnold

Name: Christopher A. Arnold
Title: Managing Director

[Vince – Signature Page to First Amendment]